UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2011

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

SunTrust Banks, Inc. (the “Registrant”, “SunTrust”, or the “Company”) is scheduled to make a presentation at the 2011 Citigroup Financial Services Conference in New York City on Wednesday, March 9, 2010, at 11:15 a.m. (EST). William H. Rogers, Jr., President and Chief Operating Officer, will make SunTrust's presentation. A copy of the slide package to be used at these conferences is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Such slide package will also be available on the Company’s web site at www.suntrust.com. Information contained on the Company’s website expressly is not incorporated by reference into this Current Report on Form 8-K.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in the slide package speaks as of the date thereof and the Registrant does not assume any obligation to update said information in the future. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 8.01 Other Events.

The Registrant makes the following statements regarding the first quarter of 2011 in the slide package for the above-referenced presentation:

(1)	it expects modest net interest margin expansion, due to lower deposit costs and efforts to enhance loan spreads;
(2)	it expects average loans and deposits to be relatively stable compared to the prior quarter;
(3)

it expects an approximate low double digit percentage decline in core fees compared to the prior quarter due to market sensitive revenue, including (a) investment banking fees down from a record in the fourth quarter of 2010, in part due to the first quarter being seasonally lower, and (b) mortgage production declining primarily due to the impact of rising rates on origination volumes;

(4)	first quarter 2011 quarter-to-date securities portfolio repositioning has generated gains similar to recent quarters;
(5)	it expects noninterest expense to decline compared to the prior quarter despite a first quarter 2011 seasonal uptick in employee benefits costs;
(6)	it expects net charge-offs to be stable to modestly down compared to the prior quarter; and
(7)	it expects an ALLL reduction to be similar to that in the prior quarter, subject to normal quarter-end evaluation.

The expectations described above are preliminary in nature and are based upon currently available information, and the line items described can be highly volatile. Accordingly, no assurance can be given that any of the foregoing items of the Registrant's financial results for the completed quarter will be consistent with the trends or expectations described above.

Important Cautionary Statement About Forward-Looking Statements

Each of the foregoing statements is a forward-looking statement. Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; concerns over market volatility continue; recently enacted legislation, legislation enacted in the future, and certain proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; the Dodd-Frank Act makes fundamental changes to the regulation of the financial services industry, some of which may adversely affect our business; SunTrust Bank may be subject to higher deposit insurance assessments; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks from originating, selling, and holding mortgages, including the risk that we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide package to be presented on March 9, 2011 (furnished with the Commission as a part of this Current Report on Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: March 9, 2011.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Associate General Counsel and Group Vice President